Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

Participant:                    «Full Participant Name»

Number of Restricted Share Units:        «Share Units»

Date of Grant:                    «Grant Date»

Vesting Schedule:

Vesting Dates                Percentage of Grant

1st Anniversary of the Award Date:    33.33% (rounded down to the nearest whole share)
2nd Anniversary of the Award Date:    33.33% (rounded to the nearest whole share)
3rd Anniversary of the Award Date:    33.33% (all remaining shares)

1. Restricted Stock Unit Award. Tupperware Brands Corporation, a Delaware corporation (“Tupperware”), pursuant to the Tupperware Brands Corporation 2016 Incentive Plan (the “Plan”), a copy of which is available online at www.ubs.com/onesource/tup or by requesting a copy from the Corporate Secretary’s Office, hereby grants to the Participant as of the Date of Grant a Restricted Stock Unit Award (the “Restricted Stock Units” or “Award”) to receive from Tupperware a certain number of shares of the Common Stock of Tupperware, $0.01 par value (“Common Stock” or “Shares”) (or cash with the equivalent value) provided certain vesting conditions are met, all as specifically indicated on the grant offered to the Participant in this Restricted Stock Unit Agreement. The Award vests in accordance with the terms and conditions of the Plan and this Restricted Stock Unit Agreement, including applicable special terms and conditions for the Participant’s country set forth in any appendix hereto as provided in Section 20 below (the “Appendix”; this Restricted Stock Unit Agreement and the Appendix collectively referred to hereinafter as this “Agreement”). The Participant shall execute this Agreement by accepting it online at www.ubs.com/onesource/tup. If Tupperware determines that this Agreement or any other agreement from the Participant is appropriate, or required in another format, in order to comply with any listing, registration or other legal requirement, the Participant shall execute and deliver such agreement to Tupperware. The Participant’s failure to accept this Agreement or other required agreement may prevent the release of Shares or cash as described in Section 4 below. All determinations and interpretations made by Tupperware in connection with any question arising under this Agreement or the Plan are binding and conclusive upon the Participant and his or her legal representative. If there is any conflict between the provisions of this Agreement and the Plan, the Plan shall control. Capitalized terms used and not defined in this Agreement have the meanings given to them in the Plan.

2. Restriction Period. The restrictions under this Award shall lapse on the Vesting Dates specified above or such earlier time as set forth in this Agreement, subject to the Participant’s continued employment with Tupperware or a Subsidiary through the applicable Vesting Date or such earlier time as set forth in this Agreement.

3. Stockholder Rights. Prior to lapse of restrictions and the delivery of the Shares related to the Restricted Stock Units, the Participant shall not have the rights of a stockholder of Tupperware to vote the Shares related to the Restricted Stock Units, except that the Participant shall be entitled to receive dividend equivalent rights related to the Restricted Stock Units equal in amount to the dividends declared on a share of Common Stock. Dividend equivalent amounts shall accrue and be paid or distributed at such time as the restrictions on Restricted Stock Units lapse in accordance with this Agreement and in proportion to the amount of Restricted Stock Units as to which restrictions lapse.

4. Delivery of Shares or Cash. Subject to the payment of tax obligations under this Agreement, Tupperware will deliver or cause to be delivered either (a) Shares evidenced by certificates, or, if Tupperware so determines, in book entry form, upon lapse of restrictions, and will deliver them to the Participant or the Participant’s transferee (if permitted under the terms of the Plan and this Agreement) free of restrictions, or (b) cash based upon the number of Restricted Stock Units times the closing price on the New York Stock Exchange (“NYSE”) of a share of Common Stock on the date of the lapse of restrictions, or if such date shall not be a business day for the NYSE, then upon the closing price on the immediately-preceding business day of the NYSE. Any Shares (or cash payment in lieu of such Shares) deliverable pursuant to this Agreement shall be delivered within 60 days following the applicable Vesting Date, or as soon thereafter as administratively practicable to the extent permitted by Section 409A of the Code, if applicable.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

5. Taxes. The Participant acknowledges that, regardless of any action taken by Tupperware or, if different, the Participant’s employer (the “Employer”), the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant or deemed by Tupperware or the Employer in its discretion to be an appropriate charge to the Participant even if legally applicable to Tupperware or the Employer (“Tax-Related Items”) is and remains the Participant’s responsibility and may exceed the amount, if any, actually withheld by Tupperware or the Employer. The Participant further acknowledges that Tupperware and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalents; and (2) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Restricted Stock Units to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that Tupperware and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. Prior to any relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to Tupperware and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes Tupperware and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by one or a combination of the following: (a) withholding from the Participant’s wages or other cash compensation paid to the Participant by Tupperware and/or the Employer; or (b) withholding from proceeds of the sale of Shares acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by Tupperware (on the Participant’s behalf pursuant to this authorization without further consent); or (c) withholding in Shares to be issued upon settlement of the Restricted Stock Units, provided, however that if the Participant is a Section 16 officer of Tupperware under the Exchange Act, then Tupperware will withhold in Shares upon the relevant taxable or tax withholding event, as applicable, unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (a) and (b) above. Depending on the withholding method, Tupperware may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the vested Restricted Stock Units, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items. Finally, the Participant agrees to pay to Tupperware or the Employer any amount of Tax-Related Items that Tupperware and/or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. Tupperware may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

6. Data Transfer and Privacy. In order for Tupperware to administer this Plan, the Participant must provide Tupperware with personal data to identify the Participant, including the Participant’s name and address. The personal data may be transferred to Tupperware’s United States headquarters in Orlando, Florida, and processed there. Tupperware may transfer the personal data to an outside vendor (such as a bank) for further processing. By acceptance of this Award, the Participant explicitly consents to this collection, transfer and processing, as necessary for operation of this Plan. During each of these steps, Tupperware treats personal data with care to ensure its privacy and ensure that any outside vendors do the same. For European Union residents, the data is treated in accordance with Tupperware’s European Union Data Transfer Policy. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other Award materials by and among, as applicable, the Employer, and Tupperware and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Tupperware and the Employer may hold certain personal information about the Participant, including but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number (to the extent permitted under applicable law), passport or other identification number (e.g., resident registration number), salary, nationality, job title, any Shares or directorships held in Tupperware, details of all Awards or any other entitlement to Shares or equivalent benefits awarded, canceled, exercised, vested, unvested, purchased or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The Participant understands that Data will be transferred to any third parties assisting in the implementation, administration and management of the Plan (such as UBS Financial Services, Inc. (“UBS”)), that these recipients may be located in the Participant’s country or elsewhere, and that the country to which Data is sent (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that if the Participant resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of Data by contacting the Participant’s local human resources representative. The Participant authorizes those receiving Data, including UBS or other possible recipients which may assist Tupperware (presently or in the future) with implementing, administering and managing the Plan, to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan, including any requisite transfer of such Data as may be required to UBS or other third party with whom the Participant may elect to deposit any Shares acquired upon vesting of the Restricted Stock Units. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that if the Participant resides outside the United States, the Participant may, at any time, view Data, request information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Participant’s local human resources representative. Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke the Participant’s consent, the Participant’s employment or service with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that Tupperware would not be able to grant the Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusing or withdrawing the Participant’s consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Participant’s local human resources representative.

7. Recovery of Award. In the event it is determined that Tupperware’s previously reported financial results have been misstated due to the error, omission, fraud or other misconduct of an employee of Tupperware or any of its subsidiaries (“Employee Actions”), including a misstatement that leads to a restatement of previously issued financial statements, any previous delivery of Shares which was made pursuant to any incentive compensation award, including any discretionary award, shall be subject to recovery and/or cancellation by Tupperware as the Compensation and Management Development Committee (the “Committee”) of the Board of Directors of Tupperware, in its sole discretion, shall in good faith determine. The Committee shall determine: (i) the amount to be recovered and/or cancelled; (ii) whether to seek repayment from a Participant or to reduce an amount otherwise payable to a Participant under any compensation, plan, program or arrangement maintained by Tupperware, including the use of set off, subject to applicable law; (iii) the valuation of any Shares determined to be withheld from a Participant in connection with such an action; and (iv) whether to cancel outstanding awards in connection with such an action and the valuation thereof for such purpose. The foregoing shall be subject to such changes as may be required from time to time by the NYSE listing manual or the applicable rules of the United States Securities and Exchange Commission.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

8. Impact of Certain Events. Upon the Participant’s death or termination after a Change of Control in accordance with Section 15.2 of the Plan, the Award shall become immediately and fully vested and shall be settled within 60 days following the Participant’s death or such termination of employment, as applicable, or as soon thereafter as administratively practicable to the extent permitted by Section 409A of the Code, if applicable. If the Participant’s employment terminates for any other reason, including disability, retirement, termination for cause (or similar concept under local law) by Tupperware or voluntary termination by the Participant, any unvested Award shall automatically terminate and be forfeited.

9. Nature of Grant. In accepting the Award, the Participant acknowledges, understands and agrees that:

(a)    the Plan is established voluntarily by Tupperware, it is discretionary in nature and it may be modified, amended, suspended or terminated by Tupperware at any time to the extent permitted by the Plan;
(b)    the grant of the Award is exceptional, discretionary, voluntary and occasional and does not create any contractual or other right to receive future grants of Awards, or benefits in lieu of Awards, even if Awards have been granted in the past;
(c)    all decisions with respect to future Award grants, if any, will be at the sole discretion of Tupperware;
(d)    the Award and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with Tupperware, the Employer or any other subsidiary or affiliate of Tupperware and shall not interfere with the ability of Tupperware, the Employer, or any subsidiary or affiliate of Tupperware, as applicable, to terminate the Participant’s employment or service relationship (if any);
(e)    the Participant is voluntarily participating in the Plan;
(f)    the Award and the underlying Shares, and the income from and value of same, are not intended to replace any pension rights or compensation;
(g)    the Award and the underlying Shares, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar mandatory payments;
(h)    unless otherwise agreed with Tupperware, the Award and the underlying Shares, and the income from and value of same, are not granted as consideration for, or in connection with, the service that the Participant may provide as a director of a subsidiary or affiliate of Tupperware;
(i)     the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(j)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Award or the recovery of Shares or cash acquired pursuant to the Award resulting from the termination of the Participant’s employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) and/or the application of any recovery policy as described in Section 7 hereof;
(k)    for purposes of the Award, the Participant’s employment or service relationship will be considered terminated as of the date the Participant is no longer actively providing services to Tupperware or one of its subsidiaries or affiliates (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any) and unless otherwise expressly provided in this Agreement or determined by Tupperware in accordance with the terms of the Plan, the Participant’s right to vest in the Restricted Stock Units under this Agreement, if any, will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing services for purposes of the Award (including whether the Participant may still be considered to be providing services while on an approved leave of absence, including a period of “garden leave”);
(l)    unless otherwise provided in the Plan or by Tupperware in its discretion, the Award and the benefits evidenced by this Agreement do not create any entitlement to have the Award or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares; and
(m)    the following provisions apply only if the Participant is providing services outside the United States:
(1)    the Award and the underlying Shares, and the income from and value of same, are not part of normal or expected compensation or salary for any purpose; and
(2)    the Participant acknowledges and agrees that neither Tupperware, nor the Employer nor any subsidiary or affiliate of Tupperware shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to the Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

10. No Advice Regarding Grant. Tupperware is not providing any tax, legal or financial advice, nor is Tupperware making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the underlying Shares. The Participant should consult his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan. The Participant shall rely solely on such advisors and not on any statements or representations of Tupperware or any of its agents.

11. Protecting the Interests of Tupperware. During the Participant’s employment, and for a period of 12 months following employment, the Participant agrees not to (i) divulge information related to the operation of the business,  (ii) seek or accept employment from a Competitor (defined for purposes of this provision as any other business or enterprise which is engaged in the sales of products or services similar to those of Tupperware or is engaged in the direct sales of products or services to the consuming public, or primarily to the business’ own sales force members), (iii) solicit, directly or indirectly, any actively employed employee (including persons who have been employees of Tupperware or its subsidiaries or affiliates during the 12 months immediately before and after termination of the Participant) of Tupperware or its subsidiaries or affiliates, (iv) solicit, directly or indirectly, any member of the independent sales force of Tupperware or its subsidiaries or affiliates to become an employee or independent sales force member of a Competitor, or (v) copy or counterfeit, or assist another person in copying or counterfeiting, any Tupperware Brands product. The Participant agrees to return immediately following termination of employment, any and all documents and/or hardware or software items provided by Tupperware or its subsidiaries or affiliates for the purpose of completing tasks associated with performing his or her role. Finally, the Participant acknowledges that Tupperware participates in a business that is highly competitive, and that acceptance of these terms is reasonable in light of the award of potential compensation, whether received or not, under this program. In addition to any equitable remedies that Tupperware may have with regard to this provision, a breach of this paragraph shall result in an immediate forfeiture of the Participant’s rights under this Award. The foregoing notwithstanding, nothing in this Agreement prohibits the Participant from (a) reporting possible violations of federal law or regulation to any governmental agency or entity, including but not limited to the Department of Justice, the Securities and Exchange Commission, Congress, and any agency Inspector General, (b) making other disclosures that are protected under the whistleblower provisions of federal law or regulation, or (c) applying for or receiving any monetary award from a whistleblower award program of any governmental agency or entity with respect to the furnishing of information to a governmental agency or entity.

12. Violation of Terms and Recoupment. Any violation of the terms of Section 11 or default under any associated agreement shall result in an automatic termination and forfeiture of the underlying Award, and may lead Tupperware to take action to recoup damages caused by such violation.

13. Governing Law and Venue. The Award grant and the provisions of this Agreement are governed by, and subject to, the laws of the State of Delaware, as provided in the Plan. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Award or this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of Delaware, agree that such litigation shall be conducted exclusively in the courts of Delaware, or the federal courts for the United States located in Delaware.

14. Electronic Delivery and Acceptance. Tupperware may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by Tupperware or another third party designated by Tupperware.
15. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16. Notices. All notices hereunder to Tupperware shall be delivered or mailed to the Corporate Secretary of Tupperware at its headquarters office. All notices hereunder to the Participant shall be delivered personally or mailed to the Participant’s address as indicated on his or her online UBS account, unless the Participant notifies Tupperware in writing of a change of address at hrorl@tupperware.com.

17. Language. If the Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of translated version is different from the English version, the English version shall control.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

18.    Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that the Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including the United States and the Participant’s country (if different), which may affect his or her ability to acquire or sell Shares or rights to Shares (e.g., the Award) under the Plan during such times as the Participant is considered to have “inside information” regarding Tupperware (as defined by the laws in the applicable jurisdictions, including the United States and the Participant’s country of residence). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Tupperware insider trading policy. The Participant is responsible for ensuring compliance with any applicable restrictions and should consult his or her personal legal advisor on this matter. For the avoidance of doubt, under the terms of this Agreement, the Award may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in Section 8 of this Agreement in the event of the Participant’s death.

19. Foreign Asset/Account Reporting; Exchange Control. The Participant’s country may have certain foreign asset and/or account reporting requirements and/or exchange controls which may affect the Participant’s ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside the Participant’s country. The Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of the Participant’s participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. The Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and the Participant should consult his or her personal legal advisor for any details.

20. Appendix. Notwithstanding any provisions in this Agreement, the Award shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Participant’s country. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country shall apply to the Participant, to the extent that Tupperware determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

21. Imposition of Other Requirements. Tupperware reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Award and on any Shares acquired under the Plan, to the extent that Tupperware determines it is necessary or advisable for legal or administrative reasons and to require the Participant to sign any additional agreement or undertaking that may be necessary to accomplish the foregoing.

22. Compliance with Law. Notwithstanding any other provision of the Plan or this Agreement, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, Tupperware shall not be required to deliver any Shares issuable upon settlement of the Restricted Stock Units prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of the United States Securities and Exchange Commission or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval Tupperware shall, in its absolute discretion, deem necessary or advisable. The Participant understands that Tupperware is under no obligation to register or qualify the Shares with the United States Securities and Exchange Commission or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, Tupperware shall have unilateral authority to amend the Plan and the Agreement without the Participant’s consent to the extent necessary to comply with securities or other laws applicable to issuance of Shares.

23. Waiver. The Participant acknowledges that a waiver by Tupperware of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or any subsequent breach by the Participant or any other participant.

Exhibit 10.8

TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

24. Code Section 409A. This Award is intended to be exempt from or comply with Section 409A of the Code, and shall be interpreted and construed accordingly. To the extent this Agreement provides for the Award to become vested and be settled upon the Participant’s termination of employment, the applicable Shares shall be transferred to the Participant or his or her beneficiary upon the Participant’s “separation from service,” within the meaning of Section 409A of the Code. Notwithstanding any other provision in this Award, to the extent any payments hereunder constitute nonqualified deferred compensation, within the meaning of Section 409A, then (A) each such payment which is conditioned upon Participant’s execution of a release and which is to be paid or provided during a designated period that begins in one taxable year and ends in a second taxable year, shall be paid or provided in the later of the two taxable years and (B) if Participant is a specified employee (within the meaning of Section 409A of the Code) as of the date of Participant’s separation from service, each such payment that is payable upon Participant’s separation from service and would have been paid prior to the six-month anniversary of Participant’s separation from service, shall be delayed until the earlier to occur of (i) the first day of the seventh month following Participant’s separation from service or (ii) the date of Participant’s death.

The parties confirm this Agreement effective as of the Date of Grant and have executed it on the date it was accepted online.

Tupperware Brands Corporation
Thomas M. Roehlk
Executive Vice President,
Chief Legal Officer & Secretary

[Appendix of special terms and conditions follows]

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

TERMS AND CONDITIONS

This Appendix includes additional terms and conditions that govern the Award of Restricted Stock Units under the Plan if the Participant is or becomes subject to the laws of any of the countries listed below. Certain capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the applicable Restricted Stock Unit Agreement (the “Agreement”).

NOTIFICATIONS

This Appendix also contains notifications relating to exchange control and certain other issues of which the Participant should be aware with respect to his or her participation in the Plan. The information is based on the exchange control, securities or other laws or regulations in effect in the countries listed in this Appendix as of October 2016. Such laws are often complex and change frequently. Because the information may be outdated when the Participant vests in the Award and acquires Shares, or when the Participant subsequently sells Shares acquired under the Plan, Tupperware strongly recommends that the Participant not rely on the notifications provided in this Appendix as the only source of information relating to the participation in the Plan.

In addition, the notifications are general in nature and may not apply to the Participant’s particular situation, and Tupperware is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how relevant laws in the Participant’s country may apply to the Participant’s particular situation. Finally, if the Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, is considered a resident of another country for local law purposes or transfers employment and/or moves to a different country after the Date of Grant, the information contained in this Appendix may not be applicable to the Participant and Tupperware shall, in its sole discretion, determined to what extent the terms and conditions or notifications contained herein shall be applicable to the Participant.

ARGENTINA

TERMS AND CONDITIONS

Taxes. The following provision supplements Section 5 of the Agreement:

The Participant understands and agrees that Tupperware and/or the Employer may withhold the entire amount of Tax-Related Items due upon vesting of any portion of the Award, provided the amount withheld does not exceed any local withholding limitations on the total cash proceeds due to the Participant at that time. The withholding of the Tax-Related Items will not be allocated over the months remaining in the tax year following vesting, but will occur in a single withholding event at each of the vesting dates of any portion of the Award.

Nature of Grant. The following provision supplements Section 9 of the Agreement:

By accepting the Award, the Participant acknowledges and agrees that the grant of Award is made by Tupperware (not by the Employer) in its sole discretion and that the value of the Restricted Stock Units or any Shares acquired under the Plan shall not constitute salary or wages for any purpose under Argentine labor law, including, but not limited to, the calculation of (i) any labor benefits including, without limitation, vacation pay, thirteenth month salary, compensation in lieu of notice, annual bonus, disability, and leave of absence payments, etc., or (ii) any termination or severance indemnities or similar payments. If, notwithstanding the foregoing, any benefits under the Plan are considered as salary or wages for any purpose under Argentine labor law, the Participant acknowledges and agrees that such benefits shall not accrue more frequently than on each vesting date.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

NOTIFICATIONS

Securities Law Notification. Neither the Restricted Stock Units nor the issuance of the Shares are publicly offered or listed on any stock exchange in Argentina and, as a result, have not been and will not be registered with the Argentine Securities Commission (Comisión Nacional de Valores, “CNV”). The offer is private and not subject to the supervision of any Argentine governmental authority. Neither this nor any other offering material related to the Award or the underlying Shares may be utilized in connection with any general offering to the public in Argentina. Argentine residents who acquire Shares under the Plan do so according to the terms of a private offering made from outside Argentina.

Exchange Control Information. Following the sale of Shares or receipt of dividends paid on Shares, Argentine residents may be subject to certain restrictions in bringing such funds back into Argentina. The Argentine bank handling the transaction may request certain documentation in connection with the Participant’s request to transfer proceeds into Argentina, including evidence of the sale or dividend payment and proof of the source of funds used to acquire Shares. The Participant is solely responsible for complying with the exchange control rules that may apply in connection with participation in the Plan and/or the transfer of proceeds acquired under the Plan into Argentina. Prior to transferring proceeds into Argentina, the Participant should consult the local bank and/or a personal legal advisor to confirm the exchange control rules and required documentation for any transfer of funds into or out of Argentina, as interpretations of the applicable Central Bank regulations vary by bank, and exchange control rules and regulations are subject to change without notice.

Foreign Asset/Account Reporting Information. Shares acquired under the Plan and held outside Argentina must be reported on December 31st of each year on the Argentine annual tax return for that year. In addition, the acquisition, sale, transfer or other disposal of Shares must be registered with the Argentine Federal Tax Administration.

Stamp Tax. A stamp tax may apply upon execution of Plan documents (e.g., this Agreement). The tax is paid upon execution of the documents and both the rate and the term for payment will depend on the particular province.

Bank Tax. Proceeds transferred into Argentina may be subject to the Tax on Checking Accounts (“Bank Tax”), which is imposed on funds transferred to or from bank accounts in Argentina. The Participant should speak with a personal tax advisor to determine the Participant’s obligations with respect to the Bank Tax and whether the Participant may be eligible for an exemption from the Bank Tax.

AUSTRALIA

Notifications

Australian Offer Document. The Award is intended to comply with the provisions of the Corporations Act 2001, Australian Securities and Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order CO 14/1000. Additional details are set forth in the Australian Offer Document, which is provided to Participants along with this Agreement.

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) applies (subject to conditions in the Act).

AUSTRIA

NOTIFICATIONS

Foreign Asset/Account Reporting Information. If the Participant holds Shares obtained through the Plan outside of Austria, the Participant may be required to submit a report to the Austrian National Bank. An exemption applies if the value of the Shares as of any given quarter does not meet or exceed €30,000,000 or, as of December 31, does not meet or exceed €5,000,000. If the former threshold is met or exceeded, quarterly obligations are imposed, whereas, if the latter threshold is met or exceeded, annual reporting obligations are imposed. The quarterly reporting date is as of the last day of the respective quarter; the deadline for filing the quarterly report is the 15th day of the month following the end of the respective quarter. The annual reporting date is December 31 and the deadline for filing the annual report is January 31 of the following year.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

When Shares are sold, there may be exchange control obligations if the cash received is held outside Austria. If the transaction volume of all the Participant’s accounts abroad exceeds €10,000,000, the movements and balances of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month.

BELGIUM

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Any security or bank account (including brokerage accounts) maintained outside of Belgium must be reported on the Belgian annual tax return. In a separate report, certain details regarding such foreign accounts (including the account number, bank name and country in which any such account was opened) must be provided to the Central Contact Point of the National Bank of Belgium. The forms to complete this report are available on the website of the National Bank of Belgium.

BRAZIL

TERMS AND CONDITIONS

Compliance with Law. In accepting the Award, the Participant acknowledges his or her agreement to comply with all applicable Brazilian laws and to report and pay any and all applicable tax associated with the Restricted Stock Units, the receipt of any dividends and the sale of the Shares acquired under the Plan.

Nature of Grant. The following provision supplements Section 9 of the Agreement:

The Participant agrees that, for all legal purposes, (a) the benefits provided to the Participant under the Plan are the result of commercial transactions unrelated to the Participant’s employment; (b) the Plan is not a part of the terms and conditions of the Participant’s employment; and (c) the income from the Award and the underlying Shares, if any, is not part of the Participant’s remuneration from employment.

By accepting the Award, the Participant further agrees that (i) he or she is making an investment decision, (ii) the Restricted Stock Units will vest only if the vesting conditions are met and any necessary services are rendered by the Participant over the vesting period and (iii) the value of the underlying Shares is not fixed and may increase or decrease in value over the vesting period without compensation to the Participant.

NOTIFICATIONS

Foreign Asset/Account Reporting Information. If the Participant holds assets and rights outside Brazil with an aggregate value equal to or in excess of US$100,000, he or she will be required to prepare and submit to the Central Bank of Brazil an annual declaration of such assets and rights, including: (i) bank deposits; (ii) loans; (iii) financing transactions; (iv) leases; (v) direct investments; (vi) portfolio investments, including Shares acquired under the Plan; (vii) financial derivatives investments; and (viii) other investments, including real estate and other assets. Please note that foreign individuals holding Brazilian visas are considered Brazilian residents for purposes of this reporting requirement and must declare at least the assets held abroad that were acquired subsequent to the date of admittance as a resident of Brazil. Individuals holding assets and rights outside Brazil valued at less than US$100,000 are not required to submit a declaration. Please note that the US$100,000 threshold may be changed annually.

Tax on Financial Transactions (IOF). Payments to foreign countries and repatriation of funds into Brazil and the conversion of BRL to USD associated with such fund transfers may be subject to the Tax on Financial Transactions (IOF). It is the Participant’s responsibility to comply with any applicable Tax on Financial Transactions arising from participation in the Plan.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

CHINA

TERMS AND CONDITIONS

Delivery of Shares or Cash. The following provision supplements Section 4 of the Agreement:

Due to exchange control regulations in China, Awards will be settled in cash only and the Participant will not be entitled to Shares when the Restricted Stock Units vest. The cash will be paid through the Participant’s local payroll less any Tax-Related Items.

NOTIFICATIONS

Exchange Control Information. The Participant may be required to report to the State Administration of Foreign Exchange (“SAFE”) all details of his or her foreign financial assets and liabilities, as well as details of any economic transactions conducted with non-China residents. Under these rules, the Participant may be subject to reporting obligations for the Restricted Stock Units and Plan-related transactions.

COLOMBIA

Terms and Conditions

Labor Law Acknowledgement. The following provision supplements Section 9 of the Agreement:

The Participant acknowledges that pursuant to Article 128 of the Colombian Labor Code, the Plan and related benefits do not constitute a component of the Participant’s “salary” for any purpose. Therefore, they will not be included and/or considered for purposes of calculating any and all labor benefits, such as legal/fringe benefits, vacations, indemnities, payroll taxes, social insurance contributions and/or any other labor-related amount which may be payable.

NOTIFICATIONS

Securities Law Information. The Shares are not and will not be registered with the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and therefore the Shares may not be offered to the public in Colombia. Nothing in the Agreement should be construed as making a public offer of securities in Colombia.

Exchange Control Information. Investments in assets located outside of Colombia (including Shares) are subject to registration with the Central Bank (Banco de la República) if the aggregate value of the investments is US$500,000 or more (as of December 31 of the applicable calendar year). If Shares are sold immediately upon receipt, no registration is required because no Shares are held abroad. When Shares that have been registered with the Central Bank are sold, the registration must be cancelled by March 31 of the year following the sale. When proceeds are repatriated to Colombia, a form must be filed with Banco de la República upon conversion of funds into local currency to reflect the nature of the transaction.

It is the Participant’s responsibility to comply with Colombian exchange control requirements. Fines may apply for failure to do so.

CROATIA

TERMS AND CONDITIONS

Restricted Stock Units Settled in Cash. The following provision supplements Section 4 of the Agreement:

Due to tax laws in Croatia, Awards will be settled in cash only and the Participant will not be entitled to Shares when the Restricted Stock Units vest.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Croatian residents may be required to report any foreign investments (including Shares) to the Croatian National Bank for statistical purposes and obtain prior approval of the Croatian National Bank for bank accounts opened abroad. However, because exchange control regulations change frequently and without notice, the Participant should consult his or her legal advisor to ensure compliance with current regulations. It is the Participant’s responsibility to comply with Croatian exchange control laws.

CZECH REPUBLIC

NOTIFICATIONS

Exchange Control Information. The Czech National Bank (“CNB”) may require the Participant to fulfill certain notification duties in relation to the Award and the opening and maintenance of a foreign account. Even in the absence of a request from the CNB the Participant may need to report foreign direct investments with an aggregate value of CZK 2,500,000 or more or other foreign financial assets with a value of CZK 200,000,000 or more. However, because exchange control regulations change frequently and without notice, the Participant is advised to consult his or her personal legal advisor prior to the vesting of any of the Restricted Stock Units to ensure compliance with current regulations. The Participant is solely responsible for ensuring compliance with exchange control laws in the Czech Republic.

DENMARK

TERMS AND CONDITIONS

Impact of Certain Events. Notwithstanding the provisions of Section 8 of the Agreement, upon the Participant’s death, any unvested Award shall automatically terminate and be forfeited. All other provisions contained in Section 8 remain unchanged.

NOTIFICATIONS

Danish Stock Option Act. The Danish Stock Option Act may apply to the Award. The Participant should refer to the “Employer Statement” for further information.

Foreign Asset/Account Reporting Information. The establishment of an account holding Shares or an account holding cash outside Denmark must be reported to the Danish Tax Administration. The form which should be used in this respect may be obtained from a local bank. (Please note that these obligations are separate from and in addition to the securities/tax obligations described below.)

Securities/Tax Reporting Information. If the Participant holds Shares acquired under the Plan in a brokerage account with a broker or bank outside Denmark, the Participant is required to inform the Danish Tax Administration about the account. For this purpose, the Participant must sign and file a Form V (Erklaering V) with the Danish Tax Administration. If the applicable broker or bank does not also sign the Form V, the Participant will be solely responsible for providing certain details regarding the foreign brokerage or bank account and any Shares held in such account to the Danish Tax Administration as part of the Participant’s annual income tax return. By signing the Form V, the Participant authorizes the Danish Tax Administration to examine the account.

In addition, if the Participant opens a brokerage account (or a deposit account with a U.S. bank) for the purpose of holding cash outside Denmark, the Participant is required to inform the Danish Tax Administration about this account also. For this purpose, the Participant must sign and file a Form K (Erklaering K) with the Danish Tax Administration. If the applicable broker or bank does not also sign the Form K, the Participant will be solely responsible for providing certain details regarding the foreign brokerage or bank account to the Danish Tax Administration as part of the Participant’s annual income tax return. By signing the Form K, the Participant authorizes the Danish Tax Administration to examine the account.

Samples of Form V and Form K can be found at www.skat.dk.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

FRANCE

TERMS AND CONDITIONS

Language Consent. The following provision supplements Section 17 of the Agreement:

By accepting the Agreement, the Participant confirms that he or she has read and understood the documents relating to the Award (i.e., the Plan and the Agreement, including this Appendix), which were provided in the English language. The Participant accepts the terms of these documents accordingly.

Consentement relatif à la langue utilisée. En signant et en renvoyant les Termes de l’Attribution, le Bénéficiaire confirme qu’il ou qu’elle a lu et compris les documents afférents aux Attributions Gratuites d’Actions (i.e., le Plan et les Termes de l’Attribution, ainsi que la présente Annexe) qui ont été communiqués en langue anglaise. Le Bénéficiaire accepte les termes de ces documents en connaissance de cause.

NOTIFICATIONS

Tax Information. The Restricted Stock Units are not intended to be a tax-qualified Restricted Stock Units.

Foreign Asset/Account Reporting Information. All Shares held outside of France and any foreign bank and brokerage accounts (including any accounts that were opened or closed during the tax year) must be reported on an annual basis on form No. 3916, together with the personal income tax return. Failure to complete this reporting may trigger penalties. Additional monthly reporting obligations may apply to foreign account balances exceeding €1,000,000.

GERMANY

NOTIFICATIONS

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the Deutsche Bundesbank (the German Central Bank). The Participant is responsible for complying with the reporting obligation and should file the report electronically by the fifth day of the month following the month in which the payment is made. A copy of the form can be accessed via the Deutsche Bundesbank’s website at www.bundesbank.de and is available in both German and English. However, if the Participant uses a German commercial bank to effectuate such cross-border payment, such bank will make the report on the Participant’s behalf.

In the unlikely event that the Participant holds Shares representing 10% or more of the total capital or voting rights of Tupperware, he or she must report his or her holdings in Tupperware on an annual basis.

GREECE

There are no country-specific provisions.

HUNGARY

There are no country-specific provisions.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

INDIA

NOTIFICATIONS

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of Shares and any dividends or dividend equivalent payments received in relation to the Award or the Shares must be repatriated to India and converted into local currency within 90 days of the sale of Shares and within 180 days from the receipt of any dividends or dividend equivalent payments. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which the foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Employer requests proof of repatriation.

Foreign Asset/Account Reporting Information. Foreign bank accounts and any foreign financial assets (including Shares held outside India) must be reported in the annual Indian personal tax return.  It is the Participant’s responsibility to comply with this reporting obligation and the Participant should consult his or her personal advisor in this regard as significant penalties may apply in the case of non-compliance with foreign asset/account requirements and because such requirements may change.

INDONESIA

NOTIFICATIONS

Exchange Control Information. Indonesian residents must provide the Indonesian central bank, Bank Indonesia, with information on foreign exchange activities. The filing should be completed online through Bank Indonesia’s website no later than the 15th day of the following month. This is a new requirement and further implementing regulations may be issued by Bank Indonesia detailing how the reporting should be completed.

In addition, for foreign currency transactions, there is a statistical reporting requirement when the Indonesian Bank is receiving Rupiah or foreign currency (e.g., proceeds from the sale of Shares acquired under the Plan, dividends and dividend equivalents). For the purpose of submitting the report to Bank Indonesia, the Indonesian bank executing the transaction will request information and/or supporting documents from the Participant and he or she must provide the requested information and/or supporting documents to the bank.

ITALY

TERMS AND CONDITIONS

Data Transfer and Privacy. The following provision replaces Section 6 of the Agreement:

The Participant understands that Tupperware, the Employer and any subsidiary or affiliate of Tupperware may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number (to the extent permitted under Italian law), passport or other identification number, salary, nationality, job title, any Shares or directorships held in Tupperware and any subsidiary or affiliate of Tupperware, details of all Restricted Stock Units or equivalent benefits or any other entitlement to Shares awarded, canceled, purchased, exercised, vested, unvested or outstanding in the Participant’s favor, and that Tupperware and the Employer will process said data and other data lawfully received from any third party (“Personal Data”) for the exclusive purpose of managing and administering the Plan and complying with applicable laws, regulations and E.U. Community legislation.
The Participant also understands that providing Tupperware with Personal Data is mandatory for compliance with applicable law, is necessary for the performance of the Plan and that the Participant’s refusal to provide such Personal Data would make it impossible for Tupperware to perform its contractual obligations and may affect the Participant’s ability to participate in the Plan. The Controller of personal data processing is Tupperware Brands Corporation, with registered offices at 14901 S. Orange Blossom Trail, Orlando, Florida, 32837, U.S.A., and, pursuant to Legislative Decree no. 196/2003, its processor in Italy for data protection purposes is Tupperware Italia S.p.A., Piazza Velasca, 8/10, 20122 Milano, Italy.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

The Participant understands that Personal Data will not be publicized, but it may be accessible by the Employer and within the Employer’s organization by its internal and external personnel in charge of processing, and by the data processor (the “Processor”), if appointed. The updated list of Processors and of the subjects to which Data are communicated will remain available upon request at the Employer. Furthermore, Personal Data may be transferred to banks, other financial institutions or brokers involved in the management and administration of the Plan. The Participant understands that Personal Data may also be transferred to the independent registered public accounting firm engaged by Tupperware, and also to the legitimate addressees under applicable laws. The Participant further understands that Tupperware or any subsidiary or affiliate of Tupperware will transfer Personal Data among themselves as necessary for the purpose of implementation, administration and management of the Participant’s participation in the Plan, and that Tupperware or any subsidiary or affiliate of Tupperware may each further transfer Personal Data to third parties assisting Tupperware in the implementation, administration and management of the Plan, including any requisite transfer of Personal Data to a broker or other third party with whom the Participant may elect to deposit any Shares acquired under the Plan or any proceeds from the sale of such Shares. Such recipients may receive, possess, use, retain and transfer Personal Data in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that these recipients may be acting as Controllers, Processors or persons in charge of processing, as the case may be, according to applicable data protection laws, and that they may be located in or outside the European Economic Area, such as in the United States or elsewhere, in countries that do not provide an adequate level of data protection as intended under Italian data protection law.

Should Tupperware exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Personal Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

The Participant understands that Personal Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Personal Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.
The processing activity, including communication, the transfer of Personal Data abroad, including outside of the European Economic Area, as specified herein and pursuant to applicable laws and regulations, does not require the Participant’s consent thereto as the processing is necessary to performance of law and contractual obligations related to implementation, administration and management of the Plan. The Participant understands that, pursuant to section 7 of the Legislative Decree no. 196/2003, he or she has the right at any time to, including, but not limited to, obtain confirmation that Personal Data exists or not, access, verify its contents, origin and accuracy, delete, update, integrate, correct, block or stop, for legitimate reason, the Personal Data processing. To exercise data protection rights, the Participant should contact the Employer. Furthermore, the Participant is aware that Personal Data will not be used for direct marketing purposes. In addition, Personal Data provided can be reviewed and questions or complaints can be addressed by contacting the Participant’s human resources department.

Acknowledgment of Nature of Plan and the Award. By accepting the Award, the Participant acknowledges that (1) the Participant has received a copy of the Plan and the Agreement, including this Appendix; (2) the Participant has reviewed those documents in their entirety and fully understands the contents thereof; and (3) the Participant accepts all provisions of the Plan and the Agreement, including this Appendix. The Participant further acknowledges that he or she has read and specifically and explicitly approves, without limitation, the following provisions of the Agreement: (a) Section 1, “Restricted Stock Unit Awards”; (b) Section 2, “Restriction Period”; (c) Section 3, “Stockholder Rights”; (d) Section 4, “Delivery of Shares or Cash”, (e) Section 5, “Taxes”; (f) the above provisions of this Appendix replacing Section 6, “Data Transfer and Privacy”; (g) Section 7, “Recovery of Award”; (h) Section 8, “Impact of Certain Events”; (i) Section 9, “Nature of Grant”; (j) Section 11, “Protecting the Interests of Tupperware”; (k) Section 12, “Violation of Terms and Recoupment” (l) Section 13, “Governing Law and Venue”;(m) Section 14, “Electronic Delivery and Acceptance”; (n) Section 15, “Severability”; (o) Section 18, “Insider Trading Restrictions/Market Abuse Laws” (p) Section 21, “Imposition of Other Requirements”; (q) Section 22, “Compliance with Law”; and (q) Section 23, “Waiver.”

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Italian residents who, during the fiscal year, hold investments abroad or foreign financial assets (e.g., cash, Shares, the Award) which may generate income taxable in Italy are required to report such on their annual tax returns (UNICO Form, RW Schedule) or on a special form if no tax return is due. The same reporting obligations apply to Italian residents who, even if they do not directly hold investments abroad or foreign financial assets (e.g., cash, Shares or the Award), are beneficial owners of the investment pursuant to Italian money laundering provisions.

Tax on Foreign Financial Assets. The fair market value of any Shares held outside of Italy is subject to a foreign assets tax. The fair market value is considered to be the value of the shares on the NYSE on December 31 of each year or on the last day the Participant held the Shares (in such case, or when the Shares are acquired during the course of the year, the tax is levied in proportion to the number of days Shares were held during the calendar year). The Participant should consult with his or her personal tax advisor about the foreign financial assets tax.

JAPAN

NOTIFICATIONS

Foreign Asset Reporting Information.  Details of assets held outside Japan (e.g., Shares) with a total value exceeding ¥50,000,000 (as of December 31 each year) must be reported annually to the tax authorities. The report will be due March 15 of the following year. The Participant should consult with his or her personal tax advisor in Japan to ensure compliance with these obligations.

MALAYSIA

TERMS AND CONDITIONS

Data Transfer and Privacy. The following provision replaces Section 6 of the Agreement:

The Participant hereby explicitly, voluntarily and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Appendix and any other grant materials by and among, as applicable, the Employer, Tupperware (or any subsidiary or affiliate) and any third parties authorised by the same in assisting in the implementation, administration and management of the Participant’s participation in the Plan.

Peserta dengan ini secara eksplisit, sukarela dan tanpa sebarang keraguan mengizinkan pengumpulan, penggunaan dan pemindahan, dalam bentuk elektronik atau lain-lain, data peribadinya seperti yang diterangkan dalam Lampiran dan apa-apa bahan geran oleh dan di antara, seperti mana yang terpakai, Majikan, Tupperware (atau anak syarikat atau syarikat sekutu) dan mana-mana pihak ketiga yang diberi kuasa oleh yang sama dalam membantu dalam pelaksanaan, pentadbiran dan pengurusan penyertaan Peserta dalam Pelan.

The Participant understands that Tupperware and the Employer may hold certain personal information about the Participant, including, but not limited to, the Participant’s name, home address and telephone number, email address, date of birth, social insurance number (to the extent permitted under Malaysian law), passport or other identification number, salary, nationality, job title, any Shares or directorships held in Tupperware, the fact and conditions of the Participant’s participation in the Plan, details of all Restricted Stock Units or equivalent benefits and any other entitlement to Shares awarded, cancelled, exercised, vested, unvested, purchased or outstanding in the Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan. The source of Data is the Participant’s Employer as well as information which the Participant is providing to Tupperware and the Employer in connection with the Plan including this Appendix.

Peserta memahami bahawa Tupperware dan Majikan mungkin memegang maklumat peribadi tertentu tentang Peserta, termasuk, tetapi tidak terhad kepada, nama Peserta, alamat rumah dan nombor telefon, alamat emel, tarikh lahir, nombor insurans sosial (setakat yang dibenarkan dibawah undang-undang Malaysia), pasport, atau nombor pengenalan lain, gaji, kewarganegaraan, jawatan, apa-apa Saham atau jawatan pengarah yang dipegang dalam Tupperware, fakta dan syarat-syarat mengenai penyertaan Peserta dalam Pelan, butir-butir tentang semua Unit Saham Terbatas atau manfaat yang bersamaan dan apa-apa hak lain untuk Saham yang dianugerahkan, dibatalkan, dilaksanakan, terletak hak, tidak diletak hak, dibeli ataupun yang belum dijelaskan bagi faedah Peserta (“Data”), untuk tujuan ekslusif bagi melaksanakan, mentadbir dan menguruskan Pelan tersebut. Sumber Data adalah daripada Majikan Peserta dan juga maklumat dimana Peserta menyediakan kepada Tupperware dan Majikan berhubung dengan Pelan tersebut termasuk Lampiran ini.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

The Participant also authorizes any transfer of Data, as may be required, to UBS or such other stock plan service provider as may be selected by Tupperware in the future, which is assisting Tupperware with the implementation, administration and management of the Plan and/or with whom any Shares acquired upon vesting of the Restricted Stock Units are deposited.  The Participant acknowledges that these recipients may be located in the Participant’s country or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country, which may not give the same level of protection to Data.  The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of Data by contacting the Participant’s local human resources representative. The Participant authorizes Tupperware, UBS and any other possible recipients which may assist Tupperware (presently or in the future) with implementing, administering and managing the Participant’s participation in the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to UBS or other third party with whom the Participant may elect to deposit any Shares acquired upon vesting of the Restricted Stock Units. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case, without cost, by contacting the Participant’s local human resources representative, whose contact details are Kathy Chong, Senior HR Executive, Tupperware Malaysia, No. 6 Jalan SS 13/4, Subang Jaya Industrial Estate, 47500 Subang Jaya, Selangor, Malaysia.  Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis.  If the Participant does not consent, or if the Participant later seeks to revoke consent, the Participant’s employment or service with Tupperware and/or the Employer will not be affected; the only consequence of refusing or withdrawing consent is that Tupperware would not be able to grant future Restricted Stock Units or other equity awards to the Participant or administer or maintain such awards.  Therefore, the Participant understands that refusing or withdrawing consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.

Peserta juga memberi kuasa mengenai apa-apa pemindahan Data, yang mungkin diperlukan, kepada UBS atau pembekal perkhidmatan pelan saham yang mungkin dipilih oleh Tupperware pada masa depan, yang membantu Tupperware dengan pelaksanaan, pentadbiran dan pengurusan Pelan dan/atau dengan siapa sahaja Saham yang diperolehi semasa peletakan hak Unit Saham Terbatas didepositkan. Peserta mengakui bahawa penerima-penerima ini mungkin berada di negara Peserta atau mana-mana tempat lain, dan bahawa negara penerima (contohnya di AmerikaSyarikat) mungkin mempunyai undang-undang privasi data dan perlindungan yang berbeza berbanding dengan negara Peserta, yang mungkin tidak memberi tahap perlindungan Data yang sama. Peserta memahami bahawa Peserta boleh meminta satu senarai yang mengandungi nama dan alamat penerima-penerima Data yang berpotensi dengan menghubungi wakil sumber manusia tempatan Peserta. Peserta memberi kuasa kepada Tupperware, UBS, dan mana-mana penerima-penerima lain yang mungkin membantu Tupperware (pada masa sekarang atau pada masa depan) dengan melaksanakan, mentadbir dan mengurus penyertaan Peserta dalam Pelan untuk menerima, memiliki, menggunakan, mengekalkan dan memindahkan Data, dalam bentuk elektronik atau lain-lain, semata-mata dengan tujuan untuk melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan, termasuk apa-apa pemindahan data yang diperlukan kepada UBS atau pihak ketiga yang lain dengan sesiapa yang Peserta pilih untuk deposit apa-apa Saham yang diperoleh selepas peletakan hak Unit Saham Terbatas. Peserta memahami bahawa Data hanya akan disimpan untuk tempoh yang perlu bagi melaksanakan, mentadbir dan menguruskan penyertaan Peserta dalam Pelan. Peserta memahami bahawa dia boleh, pada bila-bila masa, melihat Data, meminta maklumat tambahan mengenai penyimpanan dan pemprosesan Data, meminta bahawa pindaan-pindaan dilaksanakan ke atas Data atau menolak atau menarik balik persetujuan dalam ini, dalam mana-mana kes, tanpa kos, dengan menghubungi wakil sumber manusia tempatan Peserta, dimana butir-butir hubungan adalah Kathy Chong, Senior HR Executive, Tupperware Malaysia, No. 6 Jalan SS 13/4, Subang Jaya Industrial Estate, 47500 Subang Jaya, Selangor, Malaysia. Selanjutnya, Peserta memahami bahawa dia telah memberikan persetujuan di sini secara sukarela. Jika Peserta tidak bersetuju, atau jika Peserta kemudian membatalkan persetujuan, pekerjaan atau perkhidmatan Peserta dengan Tupperware dan / atau Majikan tidak akan terjejas; satu-satu akibatnya jika tidak bersetuju atau menarik balik persetujuan adalah bahawa Tupperware tidak akan dapat memberikan Unit Saham Terbatas atau anugerah ekuiti yang lain kepada Peserta pada masa hadapan atau mentadbir atau mengekalkan anugerah tersebut. Oleh itu, Peserta memahami bahawa keengganan atau penarikan balik persetujuan boleh menjejaskan keupayaan Peserta untuk mengambil bahagian dalam Pelan. Untuk maklumat lanjut mengenai akibat keengganan Peserta untuk memberikan persetujuan atau penarikan balik persetujuan, Peserta memahami bahawa dia boleh menghubungi wakil sumber manusia tempatannya.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

NOTIFICATIONS

Director Notification Obligation. If the Participant is a director of Tupperware’s Malaysian subsidiary or affiliate, the Participant is subject to certain notification requirements under the Malaysian Companies Act. Among these requirements is an obligation to notify the Malaysian subsidiary or affiliate in writing when the Participant receives or disposes of an interest (e.g., an Award under the Plan or Shares) in Tupperware or any related company. Such notifications must be made within 14 days of receiving or disposing of any interest in Tupperware or any related company.

MEXICO

TERMS AND CONDITIONS

Nature of Grant. The following provisions supplement Section 9 of the Agreement:

Acknowledgement of the Grant. In accepting the Award, the Participant acknowledges that the Participant has received a copy of the Plan and the Agreement, including this Appendix, has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. The Participant further acknowledges that the Participant has read and specifically and expressly approves the terms and conditions of Section 9 of the Agreement, in which the following is clearly described and established:

(1)     The Participant’s participation in the Plan does not constitute an acquired right.

(2)	The Plan and the Participant’s participation in the Plan are offered by Tupperware on a wholly discretionary basis.

(3)     The Participant’s participation in the Plan is voluntary.

(4)	Neither Tupperware nor any subsidiary or affiliate of Tupperware is responsible for any decrease in the value of the Restricted Stock Units granted and/or Shares issued under the Plan.

Labor Law Acknowledgment and Policy Statement. In accepting the Award, the Participant expressly recognizes that Tupperware, with registered offices at 14901 S. Orange Blossom Trail, Orlando, Florida, 32837, U.S.A., is solely responsible for the administration of the Plan and that the Participant’s participation in the Plan and purchase of Shares does not constitute an employment relationship between the Participant and Tupperware since the Participant is participating in the Plan on a wholly commercial basis and the Participant’s sole employer is either Tupperware Brands Mexico, S. de R.L. de C.V. (“Tupperware Brands Mexico”), Dart, S.A. de C.V. (“Tupperware-Mexico”) or House of Fuller Holdings S. de R.L. de C.V. (“Fuller-Mexico”). Based on the foregoing, the Participant expressly recognizes that the Plan and the benefits that the Participant may derive from participation in the Plan do not establish any rights between the Participant and the Employer, Tupperware Brands Mexico, Tupperware-Mexico or Fuller Mexico, and do not form part of the conditions of the Participant’s employment and/or benefits provided by Tupperware Brands Mexico, Tupperware-Mexico or Fuller-Mexico and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of the Participant’s employment.

The Participant further understands that his or her participation in the Plan is as a result of a unilateral and discretionary decision of Tupperware; therefore, Tupperware reserves the absolute right to amend and/or discontinue the Participant’s participation in the Plan at any time, without any liability to the Participant.

Finally, the Participant hereby declares that the Participant does not reserve to himself or herself any action or right to bring any claim against Tupperware for any compensation or damages regarding any provision of the Plan or the benefits derived under the Plan, and the Participant therefore grants a full and broad release to Tupperware, its shareholders, officers, agents, legal representatives, and affiliates with respect to any claim that may arise.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

Spanish Translation

TÉRMINOS Y CONDICIONES

Naturaleza del Otorgamiento: Las siguientes disposiciones complementan el Artículo 9 del Acuerdo:

Reconocimiento del Otorgamiento. Al aceptar el Premio, el Participante reconoce que ha recibido una copia del Plan y del Acuerdo, incluyendo este Apéndice, ha revisado el Plan y el Acuerdo, incluyendo este Apéndice, en su totalidad y plenamente comprende y acepta todas las disposiciones previstas en el Plan y el Acuerdo, incluyendo este Apéndice. Asimismo, el Participante reconoce que ha leído y específicamente y expresamente aprueba los términos y condiciones establecidos en la Sección 9 del Acuerdo, en el cual claramente se describe y establece lo siguiente:

(1)    La participación del Participante en el Plan no constituye un derecho adquirido.

(2)	El Plan y la participación del Participante en el Plan se ofrecen por Tupperware de forma completamente discrecional.

(3)     La participación del Participante en el Plan es voluntaria.

(4)    Ni Tupperware ni sus subsidiarias o afiliadas son responsables por una reducción del valor de las Unidades de Acciones Restringidas y/o Acciones emitidas bajo el Plan.

Reconocimiento de la Legislación Laboral y Declaración de la Política. Al aceptar el Premio, el Participante expresamente reconoce que Tupperware, con domicilio ubicado en 14901 S. Orange Blossom Trail, Orlando, Florida, 32837, U.S.A., es el único responsable de la administración del Plan y que la participación del Participante en el Plan y compra de Acciones no constituye una relación de trabajo entre el Participante y Tupperware, toda vez que la participación del Participante en el Plan es de carácter comercial y el único patrón del Participante es Tupperware Brands Mexico, S. de R.L. de C.V. (“Tupperware Brands Mexico”), Dart, S.A. de C.V. (“Tupperware-México”) o House of Fuller S. de R.L. de C.V. (“Fuller-Mexico”). Derivado de lo anterior, el Participante expresamente reconoce que el Plan y los beneficios que el Participante obtenga por la participación en el Plan no establecen derecho alguno entre el Participante y el Patrón, Tupperware Brands Mexico, Tupperware-México o Fuller-Mexico, y no forman parte de las condiciones de los servicios del Participante y/o beneficios otorgados por Tupperware Brands Mexico, Tupperware-México o Fuller-Mexico y cualquier modificación del Plan o su terminación no constituyen un cambio o impedimento de los términos y condiciones del servicio del Participante.

Asimismo, el Participante reconoce que su participación en el Plan es el resultado de una decisión unilateral y discrecional por parte de Tupperware, por lo que, Tupperware se reserva el derecho absoluto de modificar y/o dar por terminada la participación del Participante en el Plan en cualquier momento, sin responsabilidad alguna hacia el Participante.

Finalmente, el Participante manifiesta que no se reserva acción o derecho alguno que ejercitar en contra de Tupperware por cualquier daño o perjuicio en relación a las disposiciones del Plan o los beneficios establecidos en el mismo, por lo que, el Participante otorga el finiquito más amplio que en derecho proceda a Tupperware, sus accionistas, funcionarios, agentes, representantes legales y afiliados con respecto a cualquier demanda que pudiera surgir.

NETHERLANDS

There are no country-specific provisions.

PHILIPPINES

TERMS AND CONDITIONS

Restricted Stock Units Settled in Cash. The following provision supplements Section 1 of the Agreement:

Due to securities restrictions in the Philippines, Awards will be settled in cash and the Participant will not be entitled to Shares when the Restricted Stock Units vest.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

POLAND

NOTIFICATIONS

Foreign Asset/Account Reporting Information. Polish residents holding foreign securities (including Shares) and maintaining accounts abroad must report information to the National Bank of Poland on transactions and balances of the securities and cash deposited in such accounts if the value of such securities and cash (when combined with all other assets held abroad) exceeds PLN 7,000,000. If required, the reports must be filed on a quarterly basis on special forms available on the website of the National Bank of Poland. Any transfer of funds in excess of a specified threshold (currently €15,000) must be effected through a bank account in Poland. The Participant should maintain evidence of such foreign exchange transactions for five years, in case of a request for their production by the National Bank of Poland.

PORTUGAL

TERMS AND CONDITIONS

Language Consent. The following provision supplements Section 17 of the Agreement:

The Participant hereby expressly declares that he or she has full knowledge of the English language and has read, understood and fully accepted and agreed with the terms and conditions established in the Plan and this Agreement.

Conhecimento da Lingua. O Contratado, pelo presente instrumento, declara expressamente que tem pleno conhecimento da língua inglesa e que leu, compreendeu e livremente aceitou e concordou com os termos e condições estabelecidas no Plano e no Acordo de Atribuição (Agreement em inglês).

Notifications

Exchange Control Information. If the Participant receives Shares upon vesting of the Award, the acquisition of such shares should be reported to the Banco de Portugal for statistical purposes. If the Shares are deposited with a commercial bank or financial intermediary in Portugal, such bank or financial intermediary will submit the report on the Participant’s behalf. If the Shares are not deposited with a commercial bank or financial intermediary in Portugal, the Participant is responsible for submitting the report to the Banco de Portugal.

RUSSIA

TERMS AND CONDITIONS

U.S. Transaction. The Participant understands that the acceptance of the Award through the website of Tupperware’s designated broker results in an agreement between the Participant and Tupperware completed in the United States and that the Agreement is governed by the laws of the State of Florida, without giving effect to the conflict of law principles thereof.

Delivery of Shares or Cash. The following provision supplements Section 4 of the Agreement:

The Participant agrees that Tupperware is authorized, at its discretion, to instruct its designated broker to assist with the sale of the Shares acquired at vesting of the Restricted Stock Units (on the Participant’s behalf pursuant to this authorization and without further consent) should Tupperware determine that such sale is necessary or advisable under local securities law. The Participant expressly authorizes Tupperware’s designated broker to complete the sale of such Shares and acknowledges that Tupperware’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, Tupperware agrees to pay the Participant the cash proceeds from the sale of the Shares, less any brokerage fees, commissions and Tax-Related Items. The Participant acknowledges that he or she is not aware of any material nonpublic information with respect to Tupperware or any securities of Tupperware as of the date of the Award.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

Securities Law Notification. The Participant acknowledges that the Award, the Agreement, the Plan and all other materials the Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. The Shares acquired pursuant to the Plan have not and will not be registered in Russia nor admitted for listing on any Russian exchange for trading within Russia, and therefore, neither the Award nor the Shares may be used for offering or public or private circulation in Russia. The Participant acknowledges that he or she may hold Shares acquired upon vesting of the Restricted Stock Units in the Participant’s account with Tupperware’s third party broker/administrator in the United States. However, in no event will Shares issued to the Participant under the Plan be delivered to Participant in Russia. Further, the Participant is not permitted to sell or otherwise dispose of Shares directly to other Russian individuals.

Data Transfer and Privacy. The following provision supplements Section 6 of the Agreement:

The Participant understands and agrees that he or she must complete and return a Consent to Processing of Personal Data (the “Consent”) form to Tupperware. Further, the Participant understands and agrees that if the Participant does not complete and return a Consent form to Tupperware, Tupperware will not be able to grant Restricted Stock Units to the Participant or other awards or administer or maintain such awards. Therefore, the Participant understands that refusing to complete a Consent form or withdrawing his or her consent may affect the Participant’s ability to participate in the Plan.

Notifications

Exchange Control Information. Proceeds from the sale of Shares must be repatriated to Russia within a reasonably short period after receipt. The sale proceeds must be initially credited to the Participant through a foreign currency account opened in the Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank in accordance with Russian exchange control laws. As an exception, dividends (but not dividend equivalents) do not need to be remitted to a Russian resident Participant’s bank account in Russia but instead can be remitted directly to a foreign individual bank account (in countries belonging to the Organization for Economic Cooperation and Development (“OECD”) or the Financial Action Task Force (“FATF”)). Certain other exemptions to these requirements may be available or may become available in the future. The Participant should consult his or her personal legal advisor before Restricted Stock Units vest, before Shares are sold and before any sale proceeds are remitted to Russia, as significant sanctions for violations of the Russian currency control laws may apply and exchange control requirements are subject to change at any time, often without notice.

Foreign Asset/Account Reporting Information. The Russian tax authorities must be notified within one month of the opening or closing of a foreign bank account, or of a change in foreign bank account details. Reports of the transactions and balances of foreign bank accounts must also be filed with the Russian tax authorities each year.

Labor Law Information. If the Participant continues to hold Shares acquired at vesting of the Restricted Stock Units after an involuntary termination of the Participant’s Service, the Participant will not be eligible to receive unemployment benefits in Russia.

Anti-Corruption Information. Anti-corruption laws prohibit certain public servants, their spouses and their dependent children from owning any foreign source financial instruments (e.g., shares of foreign companies such as Tupperware). Accordingly, the Participant should inform Tupperware if the Participant is covered by these laws because the Participant may not hold Shares acquired under the Plan.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Date of Grant, the Participant may not dispose of the Shares issued upon settlement of the Restricted Stock Units, or otherwise offer the Shares to the public, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”).
Notifications
Securities Law Information. The Award is being granted to the Participant pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA and is not made with a view to the Restricted Stock Units or underlying Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Chief Executive Officer and Director Notification Obligation. If the Participant is the Chief Executive Officer (“CEO”) or a director, associate director or shadow director of Tupperware or a Singapore subsidiary or affiliate of Tupperware, the Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify Tupperware or the Singaporean subsidiary or affiliate in writing when the Participant receives an interest (e.g., an Award, Shares) in Tupperware or any related companies. Please contact Tupperware to obtain a copy of the notification form. In addition, the Participant must notify Tupperware or the Singapore subsidiary or affiliate when the Participant sells Shares of Tupperware or any related corporation (including when the Participant sell Shares acquired under the Plan). These notifications must be made within two business days of acquiring or disposing of any interest in Tupperware or any related corporation. In addition, a notification must be made of the Participant’s interests in Tupperware or any related corporation within two business days of becoming the CEO or a director.
SOUTH AFRICA

TERMS AND CONDITIONS

Taxes. The following provision supplements Section 5 of the Agreement:

By accepting the Award, the Participant agrees that, immediately upon vesting and settlement of the Restricted Stock Units, the Participant will notify the Employer of the amount of any gain realized. If the Participant fails to advise the Employer of the gain realized, the Participant may be liable for a fine. The Participant will be solely responsible for paying any difference between the actual liability for Tax-Related Items and the amount withheld.

Deemed Acceptance of Award.  Pursuant to Section 96 of Companies Act 71 of 2008 (the “Companies Act”), the offer of the Award must be finalized within six months following the date the offer is communicated to the Participant.  If the Participant does not want to accept the Award, the Participant is required to decline the Award no later than six months following the date the offer is communicated to the Participant.  If the Participant does not reject the Award within six months following the date the offer is communicated to the Participant, the Participant will be deemed to accept the Award.

NOTIFICATIONS

Securities Notification.  Neither the Restricted Stock Units nor the underlying Shares shall be publicly offered or listed on any stock exchange in South Africa.  The offer is intended to be private pursuant to Section 96 of the Companies Act and is not subject to the supervision of any South African governmental authority.

Exchange Control Information. The Award may be subject to exchange control regulations in South Africa. Because exchange control regulations are subject to frequent change, sometimes without notice, the Participant should consult his or her personal legal advisor prior to vesting and settlement of the Award to ensure compliance with current regulations. The Participant is solely responsible for ensuring compliance with all exchange control laws in South Africa.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

SOUTH KOREA

NOTIFICATIONS

Exchange Control Information. If the Participant realizes US$500,000 or more from the sale of Shares, Korean exchange control laws require the Participant to repatriate the proceeds to South Korea within three years of the sale.

Foreign Assets Reporting Information. The Participant must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts holding Shares) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 1 billion (or an equivalent amount in foreign currency).

SPAIN

TERMS AND CONDITIONS

Nature of Grant. The following provision supplements Section 9 of the Agreement:

In accepting the Award, the Participant acknowledges that he or she consents to participation in the Plan and has received a copy of the Plan.
The Participant understands and agrees that, as a condition of the grant of the Award, except as provided for in Section 8 of the Agreement, the termination of the Participant’s employment for any reason (including for the reasons listed below) will automatically result in the forfeiture and loss of the Shares that have not vested on the date of termination.
In particular, the Participant understands and agrees that the Award will be forfeited without entitlement to the underlying Shares or to any amount as indemnification if the Participant’s employment is terminated prior to vesting by reason of, including, but not limited to: disability, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective layoff on objective grounds, whether adjudged to be with cause or adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer, and under Article 10.3 of Royal Decree 1382/1985.
Furthermore, the Participant understands that Tupperware has unilaterally, gratuitously and discretionally decided to grant Restricted Stock Units under the Plan to individuals who may be employees of Tupperware or any subsidiary or affiliate of Tupperware throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind Tupperware or any subsidiary or affiliate of Tupperware on an ongoing basis. Consequently, the Participant understands that the Award is granted on the assumption and condition that the Award and the Shares issued upon vesting of the Restricted Stock Units shall not become a part of any employment or other contract (with Tupperware, the Employer, or any subsidiary or affiliate of Tupperware) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. In addition, the Participant understands that the Award would not be made to the Participant but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Award grant shall be null and void.

NOTIFICATIONS

Securities Law Notification. The Award described in the Agreement (including this Appendix) does not qualify under Spanish regulations as securities.  No “offer of securities to the public,” as defined under Spanish law, has taken place or will take place in the Spanish territory. The Agreement (including this Appendix) has not been nor will it be registered with the Comisión Nacional del Mercado de Valores, and it does not constitute a public offering prospectus.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

Exchange Control Information. The acquisition of Shares under the Plan must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competiveness. The Participant must also declare ownership of any Shares with the Directorate of Foreign Transactions each January while the Shares are owned. In addition, the sale of any Shares must be declared on Form D-6 filed with the DGCI in January, unless the sale proceeds exceed the applicable threshold (currently €1,502,530), in which case, the filing is due within one month after the sale.

When receiving foreign currency payments derived from the ownership of Shares (i.e., sale proceeds), the Participant must inform the financial institution receiving the payment of the basis upon which such payment is made if the payment exceeds €50,000. The Participant will need to provide the following information: (i) the Participant’s name, address, and fiscal identification number; (ii) the name and corporate domicile of Tupperware; (iii) the amount of the payment and the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

In addition, the Participant may be required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to the Participant by Tupperware) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.

Foreign Asset/Account Reporting Information. If the Participant holds rights or assets (e.g., Shares or cash held in a bank or brokerage account) outside of Spain with a value in excess of €50,000 per type of right or asset (e.g., Shares, cash, etc.) as of December 31 each year, the Participant is required to report certain information regarding such rights and assets on tax form 720.  After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000 or if the ownership of the asset is transferred or relinquished during the year.  The reporting must be completed by the March 31 each year.

SWITZERLAND

NOTIFICATIONS

Securities Law Notification. The Award is considered a private offering in Switzerland; therefore, it is not subject to registration in Switzerland. Neither this document nor any other materials relating to the Award (a) constitutes a prospectus as such term is understood pursuant to article 652a of the Swiss Code of Obligations, (b) may be publicly distributed or otherwise made publicly available in Switzerland or (c) has been or will be filed with, approved or supervised by any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

THAILAND

NOTIFICATIONS

Exchange Control Information. When the Participant sells Shares acquired under the Plan or if the Participant receives cash dividends or dividend equivalents, if the amount of the sale proceeds or such cash dividends is US$50,000 or more in a single transaction, the Participant must (i) specifically report the inward remittance to the Bank of Thailand on a foreign exchange transaction form, and (ii) immediately repatriate all cash proceeds to Thailand and then convert such proceeds to Thai Baht within 360 days of repatriation. If the Participant fails to comply with these obligations, he or she may be subject to penalties assessed by the Bank of Thailand. The Participant should consult with his or her personal legal advisor before taking action with respect to remittance of proceeds from the sale of Shares into Thailand. The Participant is responsible for ensuring compliance with all exchange control laws in Thailand.

Exhibit 10.8
APPENDIX OF SPECIAL TERMS AND CONDITIONS FOR
TUPPERWARE BRANDS CORPORATION
2016 INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT

TURKEY

NOTIFICATIONS

Securities Law Information. Restricted Stock Units are made available only to employees of Tupperware and its subsidiaries and affiliates, and the offer of participation in the Plan is a private offering. Under Turkish law, the Participant is not permitted to sell Shares acquired under the Plan in Turkey. The Shares are currently traded on the NYSE, which is located outside of Turkey, under the ticker symbol “TUP” and the Shares may be sold through this exchange.

Exchange Control Information. Under Turkish law, Turkish residents are permitted to purchase and sell securities or derivatives traded on exchanges abroad only through a financial intermediary licensed in Turkey.  Therefore, the Participant may be required to appoint a Turkish broker to assist with the sale of the Shares acquired under the Plan.  The Participant should consult his or her personal legal advisor before selling any Shares acquired under the Plan to confirm the applicability of this requirement to the Participant.

UNITED STATES OF AMERICA

There are no country-specific provisions.

URUGUAY

There are no country-specific provisions.

VENEZUELA

TERMS AND CONDITIONS

Restricted Stock Units Settled in Cash. The following provision supplements Section 1 of the Agreement:

Awards will be settled in cash only and the Participant will not be entitled to Shares when the Restricted Stock Units vest.

Exchange Control Information. Exchange control restrictions may limit the ability to vest in the Award or to remit funds into Venezuela following the receipt of the cash payment upon settlement of the Award under the Plan. Tupperware reserves the right to further restrict the settlement of the Restricted Stock Units or to amend or cancel the Award at any time in order to comply with the applicable exchange control laws in Venezuela. The Participant is responsible for complying with exchange control laws in Venezuela and neither Tupperware nor the Employer will be liable for any fines or penalties resulting from the Participant’s failure to comply with applicable laws. Because exchange control laws and regulations change frequently and without notice, the Participant should consult with his or her personal legal advisor before accepting the Award to ensure compliance with current regulations.

NOTIFICATIONS

Securities Law Notification. The Award and the Shares issued under the Plan are offered as a personal, private, exclusive transaction and are not subject to Venezuelan government securities regulations.

VIETNAM

TERMS AND CONDITIONS

Delivery of Shares or Cash. The following provision supplements Section 4 of the Agreement for Employees and Expatriates in Vietnam

Due to exchange control regulations in Vietnam, Awards will be settled in cash only and the Participant will not be entitled to Shares when the Restricted Stock Units vest. The cash will be paid through the Participant’s local payroll less any Tax-Related Items.